FOR IMMEDIATE RELEASE

CONTACT:	THOMAS C. ELLIOTT
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112
(215) 546-5005; (215) 640-6357 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE FIRST FISCAL QUARTER ENDED DECEMBER 31, 2011

Philadelphia, PA, February 2, 2012 - Resource America, Inc. (NASDAQ: REXI) (the "Company”) reported net income attributable to common shareholders of $185,000, or $0.01 per common share-diluted, for the first fiscal quarter ended December 31, 2011, as compared to a net loss attributable to common shareholders of $567,000, or $0.03 per common share-diluted, for the first fiscal quarter ended December 31, 2010.

As of December 31, 2011, the Company’s book value per common share was $6.37 per share.  Total stockholders’ equity was $119.9 million as of December 31, 2011 as compared to $134.0 million as of December 31, 2010.

Jonathan Cohen, CEO and President, commented, “These are transformative times at Resource America.  During our first quarter, we completed the recapitalization of LEAF Commercial Capital, Inc.  Last month we announced the creation of CVC Credit Partners, through which CVC Capital Partners and Resource America will own a global credit management business with over $7.5 billion under management and huge opportunities.  Through these two significant institutional joint ventures, we will continue to realize upside in the leasing and credit management businesses.  Our real estate business continues to grow significantly, and Resource Capital Corp., Resource Real Estate Opportunity REIT and our real estate institutional joint ventures have all raised capital, made investments and furthered their already strong industry positions.”

Assets Under Management

The following table details the Company’s assets under management by operating segment, which increased by $1.3 billion (10%) from December 31, 2010 to December 31, 2011:

	At December 31,	At December 31,
	2011	2010
Financial fund management	$ 11.2 billion	$ 9.7 billion
Real estate	1.6 billion	1.5 billion
Commercial finance	0.5 billion	0.8 billion
	$ 13.3 billion	$ 12.0 billion

A description of how the Company calculates assets under management is set forth in Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

Highlights for the First Fiscal Quarter Ended December 31, 2011 and Recent Developments

REAL ESTATE:

●
Fundraising:  Resource Real Estate, Inc. (“RRE”), the Company's real estate operating segment, has sponsored and is the external manager of Resource Real Estate Opportunity REIT, Inc. (“RRE Opportunity REIT”), which is a public non-traded real estate program.  RRE Opportunity REIT raised a record $7.8 million in December 2011 and through January 31, 2012, RRE Opportunity REIT has raised approximately $87.9 million.

●
Resource Capital Corp. ("RSO") Capital Raised:  RSO has raised an additional $17.1 million through its dividend reinvestment program during the first fiscal quarter ended December 31, 2011 and an additional $10.0 million during January 2012.

●
Acquisition: In October 2011, RRE purchased an $8.3 million multifamily rental property on behalf of RRE Opportunity REIT located in Tampa, Florida.  In connection with this purchase, the Company received a $176,000 acquisition fee and will receive asset management and property management fees in the future.

●
Disposition: In November 2011, RRE sold a $40.0 million multifamily property in Cleveland, Ohio for a joint venture with an existing partner, in which RSO is a member.  In connection with this sale, the Company received a $533,000 disposition fee.

●	Resolution of Equity Interest: In December 2011, RRE, along with an existing joint venture partner, sold its interest in a multifamily property in Romulus, Michigan and received proceeds of $440,000.

●
Property Management:  Resource Real Estate Management, Inc., the Company’s property management subsidiary, increased the apartment units it manages to 15,204 units at 55 properties as of December 31, 2011 from 14,128 units at 51 properties as of December 31, 2010.

FINANCIAL FUND MANAGEMENT:

●
Creation of Global Credit Manager:  In December 2011, the Company entered into a definitive agreement with CVC Capital Partners SICAV-FIS, S.A., to create CVC Credit Partners, L.P. ("CCP").  CCP will be a global credit management business with over $7.5 billion in assets under management. As part of the transaction, the Company will sell its CLO manager, Apidos Capital Management, LLC ("Apidos"), to CVC for (i) $25.0 million in cash, and (ii) a 33% ownership interest in CCP. CVC will own the remaining 67%.  The Company is retaining certain incentive management fees that may be collected in the future relating to previously managed portfolios. The Company anticipates that these fees will begin to be collected in 2013.  CVC is also contributing its existing credit manager, CVC Cordatus, to CCP.  CCP will be a global company with leading teams in both the United States and Europe.

●
Increased Assets Under Management:  The Company’s financial fund management operating segment increased its assets under management at December 31, 2011 to $11.2 billion, an increase of $1.5 billion, or 15%, from December 31, 2010.

●
New Collateralized Loan Obligation (“CLO”):  In October 2011, on behalf of RSO and third-party investors, the Company closed Apidos CLO VIII, a $350.0 million CLO.  In connection with this CLO, the Company will receive approximately $645,000 per year in asset management fees in the future.

COMMERCIAL FINANCE:

●
LEAF Commercial Capital, Inc. (“LEAF”) Secured $125.0 Million in New Capital:  In November 2011, LEAF received a $50.0 million equity investment from Eos Partners, L.P. and its affiliates (“Eos”), a New York based private investment firm.  Concurrent with the Eos investment, LEAF also expanded its warehouse credit facility with an additional $75.0 million through Versailles Assets, LLC, an asset-backed commercial paper conduit administered by Natixis.  As a result of this new investment, the Company no longer controls LEAF and deconsolidated it as of November 16, 2011.  With the deconsolidation of LEAF, the Company recorded an $8.7 million gain during the first fiscal quarter ended December 31, 2011.  The deconsolidation reduced the Company’s total assets by $228.0 million and its debt by $185.0 million as compared to September 30, 2011.  The Company retained a 15.7% investment in LEAF and, after deconsolidation, has accounted for its investment on the equity method.

●	Lease Origination/Platform Growth: LEAF continued to grow its lease origination and servicing operations during the first fiscal quarter ended December 31, 2011.

–	LEAF’s Dealer Solutions unit based in Moberly, MO added 94 new dealers as active users of its leasing programs.

–
Since LEAF’s January 2011 capital raise, lease originations continue to trend upward and subsequently grew to $48.2 million during the first fiscal quarter ended December 31, 2011 as compared to $40.0 million (21% increase) and $13.5 million (256% increase) during the fourth fiscal quarter ended September 30, 2011 and the first fiscal quarter ended December 31, 2010, respectively.

–	LEAF’s commercial finance assets at December 31, 2011 increased to $224.5 million, an increase of $32.5 million, or 17%, from September 30, 2011.

●
Securitization:  On October 28, 2011, LEAF securitized approximately $105 million of leases, term funded by the issuance of contract backed notes. The transaction is LEAF’s first securitization of small ticket equipment loans and leases for its own account. The loans and leases were originated by LEAF and are backed by various equipment including office equipment such as copiers, as well as, technology, telecommunications and industrial equipment. Guggenheim Securities LLC was the arranger of the notes and LEAF will continue to be the servicer of the assets. LEAF issued eight fixed rate classes of notes that were rated by Moody's and DBRS with the Class A notes having the benefit of a financial guaranty insurance policy issued by Assured Guaranty.

CORPORATE/OTHER:

●
Share Repurchase Plan:  In December 2010, the Company’s Board of Directors authorized a new share repurchase plan under which the Company may buy up to $20.0 million of its outstanding common stock, replacing a share repurchase plan that had been approved by the Board in July 2007.  Since September 14, 2011, the Company has repurchased 251,994 shares at an average cost of $4.72.

●
Senior Note Repayment/Modification:  In November 2011, the Company modified $10.0 million of its original senior notes to extend the maturity to October 2013 from October 2012 and lowered the interest rate from 12% to 9%.  In connection with this modification, the Company redeemed $8.82 million of the original senior notes for cash.

●
Corporate Credit Facility Extension and Repayments:  In November 2011, the Company extended its revolving credit facility with TD Bank to August 2013 from August 2012.  During the three months ended December 31, 2011, the Company repaid TD Bank $3.4 million, including $1.2 million to repay in full the term loan component of this facility.

●	Corporate Credit Facility Modification: In January 2012, the Company extended its existing $3.5 million revolving credit facility with Republic Bank from December 2012 to December 2013.

●
Dividends:  The Company’s Board of Directors authorized the payment on January 31, 2012 of a $0.03 cash dividend per share on the Company’s common stock to holders of record as of the close of business on January 20, 2012.  RSO declared a cash dividend of $0.25 per common share for its fourth fiscal quarter ended December 31, 2011.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to evaluate, originate, service and manage investment opportunities for its own account and for outside investors in the real estate, financial fund management and commercial finance sectors.

For more information, please visit our website at www.resourceamerica.com or contact investor relations at pkamdar@resourceamerica.com.

Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties.  The Company’s actual results, performance or achievements could differ materially from those expressed or implied in this release and its other reports filed with the Securities and Exchange Commission.  For information pertaining to risks relating to these forward-looking statements, reference is made to the section “Risk Factors” contained in Item 1A of the Company’s Annual Report on Form 10-K and in other of its public filings with the Securities and Exchange Commission.  The Company undertakes no obligation to update or revise any forward-looking statements to reflect new or changing information or events except as may be required by law.

A registration statement relating to securities offered by RRE Opportunity REIT was declared effective by the SEC on June 16, 2010.  A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 2005 Market Street, 15th Floor, Philadelphia, PA 19103.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The remainder of this release contains the Company’s unaudited consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows.

RESOURCE AMERICA, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31,	September 30,
	2011	2011
	(unaudited)
ASSETS
Cash	$12,803	$24,455
Restricted cash	607	20,257
Receivables	479	1,981
Receivables from managed entities and related parties, net	54,348	54,815
Investments in commercial finance, net	−	192,012
Investments in real estate	19,100	18,998
Investment securities, at fair value	17,330	15,124
Investments in unconsolidated entities	13,197	12,710
Property and equipment, net	4,294	7,942
Deferred tax assets, net	47,184	51,581
Goodwill	−	7,969
Other assets	8,993	14,662
Total assets	$178,335	$422,506

LIABILITIES AND EQUITY
Liabilities:
Accrued expenses and other liabilities	$29,327	$40,887
Payables to managed entities and related parties	275	1,232
Borrowings	28,471	222,659
Total liabilities	58,073	264,778

Commitments and contingencies

Equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	−	−
Common stock, $.01 par value, 49,000,000 shares authorized; 28,779,998 and 28,779,998 shares issued, respectively (including nonvested restricted stock of 644,723 and 649,007, respectively)	281	281
Additional paid-in capital	281,357	281,686
Accumulated deficit	(48,416)	(48,032)
Treasury stock, at cost; 9,313,932 and 9,126,966 shares, respectively	(99,775)	(98,954)
Accumulated other comprehensive loss	(13,504)	(14,613)
Total stockholders’ equity	119,943	120,368
Noncontrolling interests	319	37,360
Total equity	120,262	157,728
	$178,335	$422,506

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	December 31,
	2011	2010
REVENUES:
Real estate	$8,666	$6,874
Financial fund management	6,579	8,330
Commercial finance	3,419	1,476
	18,664	16,680
COSTS AND EXPENSES:
Real estate	7,192	5,461
Financial fund management	5,804	6,720
Commercial finance	1,963	4,273
General and administrative	2,896	3,116
Gain on sale of leases and loans	(37)	(11)
Provision for credit losses	2,250	1,606
Depreciation and amortization	2,061	1,125
	22,129	22,290
OPERATING LOSS	(3,465)	(5,610)

OTHER INCOME (EXPENSE):
Gain on sale of management contract	−	6,520
Gain on deconsolidation of LEAF.	8,749	−
Loss on extinguishment of debt	(2,190)	−
Gain (loss) on sale of investment securities, net	58	(1,461)
Interest expense	(2,974)	(2,369)
Other income, net	559	1,086
	4,202	3,776
Income (loss) from continuing operations before taxes	737	(1,834)
Income tax provision (benefit)	154	(642)
Income (loss) from continuing operations	583	(1,192)
Loss from discontinued operations, net of tax	(20)	−
Net income (loss)	563	(1,192)
Add: net (income) loss attributable to noncontrolling interests	(378)	625
Net income (loss) attributable to common shareholders	$185	$(567)

Amounts attributable to common shareholders:
Income (loss) from continuing operations	$205	$(567)
Discontinued operations	(20)	−
Net income (loss)	$185	$(567)

Basic income (loss) per share:
Continuing operations	$0.01	$(0.03)
Discontinued operations	−	−
Net income (loss)	$0.01	$(0.03)
Weighted average shares outstanding	19,641	19,076

Diluted income (loss) per share:
Continuing operations	$0.01	$(0.03)
Discontinued operations	−	−
Net income (loss)	$0.01	$(0.03)
Weighted average shares outstanding	20,039	19,076
Dividends declared per common share	$0.03	$0.03

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended December 31,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$563	$(1,192)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	3,087	1,911
Provision for credit losses	2,250	1,606
Equity in earnings of unconsolidated entities	(557)	(1,427)
Distributions from unconsolidated entities	1,163	663
Gain on sale of leases and loans	(37)	(11)
(Gain) loss on sale of loans and investment securities, net	(58)	1,461
Gain on deconsolidation of LEAF	(8,749)	−
Loss on extinguishment of debt	2,190	−
Gain on sale of management contract	−	(6,520)
Deferred income tax provision	154	422
Equity-based compensation issued	498	781
Equity-based compensation received	−	(57)
Changes in operating assets and liabilities	(1,412)	(611)
Net cash used in operating activities	(908)	(2,974)

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(106)	(38)
Payments received on real estate loans and real estate	1,550	−
Investments in unconsolidated real estate entities	(127)	(283)
Purchase of commercial finance assets	(18,483)	(10,690)
Principal payments received on leases and loans	9,031	−
Cash divested in deconsolidation of LEAF	(2,284)	−
Proceeds from sale of management contract	−	9,095
Purchase of loans and investments	(600)	−
Proceeds from sale of loans and investments	207	2,946
Net cash (used in) provided by investing activities	(10,812)	1,030

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in borrowings	128,845	1,000
Principal payments on borrowings	(123,823)	(1,908)
Dividends paid	(569)	(551)
Repurchase of common stock	(939)	−
Preferred stock dividends paid by LEAF to RCC	(188)	−
Payment of debt financing costs	(1,839)	−
(Increase) decrease in restricted cash	(633)	6,617
Other	(411)	73
Net cash provided by financing activities	443	5,231

CASH FLOWS FROM DISCONTINUED OPERATIONS:
Operating activities	(375)	−
Net cash used in discontinued operations	(375)	−

(Decrease) increase in cash	(11,652)	3,287
Cash at beginning of year	24,455	11,243
Cash at end of period	$12,803	$14,530